                                                                   EXHIBIT 10.44



After recording, return to:
R. Russell Berry, Esq.
Womble Carlyle Sandridge & Rice, PLLC
One Atlantic Center, Suite 3500
Atlanta, Georgia 30309
                                                           LOAN NO. 200-400, 011

                      ASSUMPTION AND MODIFICATION AGREEMENT

         THIS ASSUMPTION AND MODIFICATION AGREEMENT (this "Agreement") is made and entered into effective as of the ___ day of May, 2002, by and among PHOENIX LIFE INSURANCE COMPANY, a New York corporation, formerly known as PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY, with its principal place of business at One American Row, Hartford, Connecticut 06102 ("PHOENIX"), HORIZON VILLAGE ASSOCIATES, a Georgia general partnership, whose mailing address is c/o Watkins Associated Developers, Inc., 1946 Monroe Drive, N.E., Atlanta, Georgia 30324 ("HORIZON"), WILWAT PROPERTIES, INC., a Georgia corporation, whose mailing address is c/o Watkins Associated Developers, Inc., 1946 Monroe Drive, N.E., Atlanta, Georgia 30324 ("WILWAT") and RAMCO-GERSHENSON PROPERTIES, L.P., a Delaware limited partnership, whose mailing address is 27600 Northwestern Highway, Suite 200, Southfield, Michigan 48034 ("RAMCO").

                                    RECITALS:

         A. HORIZON is the owner of certain real property located in Gwinnett County, Georgia and being more particularly described in Exhibit "A" attached hereto and made a part hereof (the "Property").

         B. The Property is subject to that certain Deed to Secure Debt and Security Agreement from HORIZON, as Grantor, in favor of PHOENIX, as Grantee, dated April 24, 1996, and recorded in Deed Book 12611, Page 1, Gwinnett County, Georgia Records (the "Security Deed").

         C. The Security Deed secures the payment of that certain Secured Promissory Note from HORIZON, as Maker, to PHOENIX, as Holder, dated April 24, 1996 in the original principal amount of $7,450,000.00 (the "Note").


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





         D. Payment of the Note and the indebtedness evidenced thereby (the "Loan") is also secured by that certain Absolute Assignment of Rents and Leases from HORIZON, as Assignor, to PHOENIX, as Assignee, dated April 24, 1996 and recorded in Deed Book 12611, Page 45, aforesaid records (the "Assignment").

         E. As part of the documentation evidencing and securing the Loan, HORIZON, as Debtor, executed and delivered to Lender, as Secured Party, that certain UCC-1 Financing Statement filed of record on April 25, 1996 and being Gwinnett County File No. 067-1996-004637 as continued by that certain UCC-1 Continuation Statement being Gwinnett County File No. 067-2000-013429, and that certain UCC-2 Notice Filing for Real Estate Related Collateral filed for record on April 25, 1996 and recorded in Deed Book 12611, Page 58, aforesaid records (the "UCC Financing Statements").

         F. The Note, the Security Deed, the Assignment, the UCC Financing Statements and all other documents evidencing or securing the Loan are sometimes hereinafter collectively referred to as the "Loan Documents."

         G. To further secure payment of the Note and the indebtedness evidenced by the Loan Documents, WILWAT executed that certain Guaranty Agreement, as Guarantor, in favor of PHOENIX, as Lender, dated April 24, 1996 (the "Guaranty").

         H. The Security Deed provides that PHOENIX may, at its election, declare the outstanding principal balance of the Note, together with all accrued but unpaid interest thereon, to be immediately due and payable if the Property is sold, assigned, conveyed or otherwise transferred in violation of certain conditions precedent (collectively, the "Conditions").

         I. HORIZON and RAMCO have requested that PHOENIX consent to the transfer of the Property from HORIZON to RAMCO notwithstanding the fact that certain of the Conditions have not been satisfied, and subject to the terms and conditions set forth in this Agreement, Phoenix has agreed to the foregoing.

         J. RAMCO is willing to assume the payment of the indebtedness evidenced by the Note, such assumption having been agreed to by and between HORIZON and RAMCO as part of the consideration for the conveyance of the Property by HORIZON to RAMCO.

         K. In connection with such assumption, PHOENIX and RAMCO wish to modify the Loan Documents in certain respects as hereinafter more particularly set forth.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the Property, the mutual covenants and agreements herein contained and other valuable consideration, the receipt of which is hereby acknowledged by each of the parties hereto, the parties hereby agree as follows:

         1. Incorporation of Recitals and Exhibits. The recitals set forth in this Agreement and the exhibit attached hereto are incorporated in this Agreement for all purposes.

         2. Approval to Transfer. PHOENIX consents to (a) the transfer of the Property from HORIZON to RAMCO, subject to the Security Deed and the other Loan Documents, as the same may be amended by this Agreement, and (b) the assumption by RAMCO of all obligations of HORIZON under the Note, Security Deed, Assignment, UCC Financing Statements and Loan Documents, as the same may be amended by this Agreement.

         3. Assumption by RAMCO. Subject to any limitations on personal liability set forth therein, RAMCO assumes the Note, Security Deed, Assignment, UCC Financing Statements and the other Loan Documents, as the same may be amended by this Agreement, and agrees to pay the Note according to its tenor and to perform and be liable for the obligations imposed by the Loan Documents, as the same may be amended by this Agreement, as if it was the original Maker under the Note, the original Grantor under the Security Deed, the original Assignor under the Assignment, the original Debtor under the UCC Financing Statements and the original obligor under the other Loan Documents. All references in the Note, Security Deed, Assignment, UCC Financing Statements and other Loan Documents to HORIZON, "Maker", "Grantor", "Assignor", "Borrower", "Debtor" and words of like import shall be deemed to refer to RAMCO.

         4. Amendments to Security Deed. The Security Deed is amended as follows:

         (a) In the first grammatical paragraph on page 1 of the Security Deed, "HORIZON VILLAGE ASSOCIATES, a Georgia general partnership, whose mailing address is c/o Watkins Associated Developers, Inc., 1946 Monroe Drive, N.E., Atlanta, Georgia 30324" is deleted and "RAMCO-GERSHENSON PROPERTIES, L.P., a Delaware limited partnership, whose mailing address is 27600 Northwestern Highway, Suite 200, Southfield, Michigan 48034" is substituted therefor.

         (b) Section 1.19 beginning on Page 17 of the Security Deed is amended in its entirety by deleting subsections (b) (c) and
                  (d) in their entirety and restating the original subsection
                  (a), so that said Section 1.19 reads as follows:

                           "1.19. SUBORDINATE DEEDS; SALE OR ASSIGNMENT OF MORTGAGED PROPERTY. Grantor shall not, without the prior written approval of Grantee, create, assume or suffer to exist with respect to the Mortgaged Property, or any part thereof, any deed to secure debt or lien (other than this Deed and those matters listed on Exhibit "B") or sell, assign, convey or otherwise

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




                           transfer its right, title or interest, in whole or in part, in the Mortgaged Property, or, except as hereinafter provided, in Grantor. Grantee may, in its sole discretion, withhold such approval or condition the same upon such matters as it may deemed to be in its best interests. Notwithstanding anything to the contrary set forth in this Section 1.19, Grantor recognizes that shares in the publicly traded general partner of Grantor, Ramco-Gershenson Properties Trust, and limited partnership interests in Grantor are freely transferable, and Grantor agrees that such transfers shall not constitute a breach of the covenants contained in this Paragraph"

         (c) Section 1.21 beginning on Page 18 of the Security Deed is amended to add the following at the end of subsection (b) thereof:

                           "Notwithstanding anything to the contrary set forth in this subsection (b), Grantor's financial reporting is a consolidated reporting at the public company level. All financial statements of the public company are published and audited. Grantee shall accept these financial statements in lieu of any other reporting requirements herein, except for property level reporting statements."

         (d)      The following new Paragraph 1.27 is inserted at the end of
                  Article I (COVENANTS AND AGREEMENTS OF GRANTOR) on page 20 of the Security Deed:

                  "1.27 MANAGEMENT. Unless Grantee consents in writing to the contrary, the Mortgaged Property will be managed by Ramco-Gershenson, Inc., a Michigan corporation wholly owned by Grantor, pursuant to the following agreement: Management Services and Reimbursement Agreement between Grantor and Ramco-Gershenson, Inc. dated May 10, 1996. Grantor's failure to comply with the terms of this Paragraph 1.27 shall be deemed to constitute an Event of Default under this Security Deed.

         (e) Section 4.1(a) on page 27 of the Security Deed is hereby amended to reflect that Grantor is organized under Delaware law.

         (f) Section 4.4(a)(i) on page 28 of the Security Deed is hereby amended to reflect the following:

                       If to Grantor:      Ramco-Gershenson Properties, L.P.
                                           c/o Ramco-Gershenson Properties Trust
                                           27600 Northwestern Highway, Suite 200
                                           Southfield, Michigan 48034
                                           Attention: Mr. Richard J. Smith
                                           Chief Financial Officer

                       With a copy to:     Alan M. Hurvitz, Esq.
                                           Honigman Miller Schwartz and Cohn LLP
                                           32270 Telegraph Road, Suite 225
                                           Bingham Farms, Michigan  48025

         (g) Exhibit C of the Security Deed is hereby amended to add the following subsection (f) thereto:

                  (f) All property described in this Exhibit C is limited to include only such property as is owned by Grantor and is related to, located on or generated by the Premises.

         5. Breach by RAMCO. Any breach of this Agreement by RAMCO shall be deemed to constitute an Event of Default under the Security Deed.

         6. Confirmation of Loan Documents. Except as modified in this Agreement, every provision, obligation, right and power contained in and under the Note, Security Deed, Assignment, UCC Financing Statements and the other Loan Documents shall remain in full force and effect, and the Note, Security Deed, Assignment, UCC Financing Statements and the other Loan Documents, as modified in this Agreement, are hereby ratified and confirmed.

         7. Confirmation of Lien Upon Property. RAMCO acknowledges and agrees that the Security Deed constitutes a valid first priority encumbrance upon the Property in favor of PHOENIX. The Property is and shall remain subject to and encumbered by the Security Deed, and nothing herein contained shall affect or be construed to affect the priority of the Security Deed or the priority thereof over other liens or encumbrances. This Agreement does not constitute a novation.

         8. Release of HORIZON and WILWAT.

         (a) PHOENIX agrees that HORIZON is released and forever discharged from its obligations under the Loan Documents and WILWAT is released and forever discharged from its obligations under the Guaranty, the Environmental Indemnity Agreement referenced in subsection 8(b) below, and the Indemnification

                  Agreement dated April __, 1996, executed by WILWAT in favor of PHOENIX regarding storm water runoff.

         (b) Notwithstanding the provisions of Subsection 8(a) above or any other provision of this Agreement to the contrary: (i) WILWAT shall not be released or discharged from its obligations to PHOENIX under the Environmental Indemnity Agreement dated April 24, 1996, executed by WILWAT, as Indemnitor, in favor of PHOENIX, as Lender, for occurrences, claims, liabilities, obligations, conditions or acts which occurred or existed on or before the effective date of this Agreement (the "Effective Date"); and (ii) neither HORIZON nor WILWAT shall be released or discharged from any obligation under the exceptions to the non-recourse provisions of the Note, or the other Loan Documents, where the act, omission or occurrence giving rise to such obligations occurred on or prior to the Effective Date.

         9. Confirmation by Phoenix. Phoenix hereby confirms that: (i) as of the effective date of this Agreement, the outstanding principal balance of the indebtedness evidenced by the Note is $6,840,672.42, (ii) accrued interest has been paid through April 30, 2002, (iii) per diem interest for each day commencing May 1, 2002 is $1,440.34, (iv) the escrow balance as of the effective date of this Agreement is $53,962.64, and (v) to the best of Phoenix's knowledge, there are no defaults under the Note or the other Loan Documents.

         10. Appurtenant Easements. HORIZON and RAMCO acknowledge that Exhibit "A" attached hereto reflects rights and easements appurtenant to the 15.001 acre tract described therein, and to the extent not previously granted, HORIZON and RAMCO hereby grant, bargain, sell, alien, remise, convey and confirm unto PHOENIX, its successors and assigns, the non-exclusive use and enjoyment of said appurtenant rights and easements.

         11. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective heirs, successors and assigns.

         12. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Georgia.


                    [EXECUTIONS SET FORTH ON FOLLOWING PAGES]

         IN WITNESS WHEREOF, the parties hereto have executed or caused to be executed this Agreement as of the date first above written.

                                         PHOENIX:

                                         PHOENIX LIFE INSURANCE
                                         COMPANY, A NEW YORK CORPORATION,
                                         FORMERLY KNOWN AS PHOENIX HOME
                                         LIFE MUTUAL INSURANCE
                                         COMPANY
Signed, sealed and delivered
in the presence of:                      By:
                                            ---------------------------------
                                         Name:
                                              -------------------------------
                                         Title:
----------------------------                   ------------------------------
Unofficial Witness
                                                  [CORPORATE SEAL]
----------------------------
Notary Public

   [NOTARIAL SEAL]

Commission Expiration Date:

----------------------------

                                       HORIZON:

                                       HORIZON VILLAGE ASSOCIATES, A
                                       GEORGIA GENERAL PARTNERSHIP

Signed, sealed and delivered           BY:   WILWAT PROPERTIES, INC., A GEORGIA
in the presence of:                          CORPORATION, MANAGER AND GENERAL
                                             PARTNER

----------------------------                 By:                  (SEAL)
Unofficial Witness                              ------------------
                                             Name:
                                                  ---------------------
                                             Title:
----------------------------                       --------------------
Notary Public                                [CORPORATE SEAL]

         [NOTARIAL SEAL]

Commission Expiration Date:

----------------------------

                                       WILWAT:

                                       WILWAT PROPERTIES, INC., A
                                       GEORGIA CORPORATION

Signed, sealed and delivered           By:                          (SEAL)
 in the presence of:                      --------------------------
                                       Name:
                                            ------------------------------
                                       Title:
----------------------------                 -----------------------------
Unofficial Witness                              [CORPORATE SEAL]

----------------------------
Notary Public

    [NOTARIAL SEAL]

Commission Expiration Date:

----------------------------

                                      RAMCO:

                                      RAMCO-GERSHENSON
                                      PROPERTIES, L.P., A DELAWARE LIMITED
                                      PARTNERSHIP

Signed, sealed and delivered          By:   Ramco-Gershenson Properties Trust,
in the presence of:                         a Maryland real estate investment
                                            trust, its sole general partner
----------------------------
Unofficial Witness                          By:                    (SEAL)
                                               --------------------
                                            Name:
----------------------------                     -------------------------
Notary Public                               Title:
                                                  ------------------------
         [NOTARIAL SEAL]

Commission Expiration Date:

----------------------------

                                   EXHIBIT "A"
                                LEGAL DESCRIPTION

All that tract or parcel of land containing 15.001 acres, lying and being in Land Lots 151 and 152 of the 7th Land District, City of Suwanee, Gwinnett County, Georgia, and being more particularly described as follows:

To find the true point of beginning, commence at the intersection of the easterly right-of-way line of Lawrenceville-Suwanee Road with a varied right-of-way and the southerly right-of-way line of Horizon Drive with a 100 foot right-of-way, if extended; THENCE along the southerly right-of-way of Horizon Drive North 51 degrees 02 minutes 57 seconds East for a distance of
234.46 feet to a 1/2 inch rebar pin found said point being the TRUE POINT OF BEGINNING.

THENCE along said right-of-way North 51 degrees 03 minutes 04 seconds East for a distance of 549.22 feet to a point, said point being a pk nail set; THENCE leaving said right-of-way along a curve to the left having a radius of 23.79 feet and an arc length of 13.88 feet, being subtended by a chord of South 19 degrees 38 minutes 09 seconds East for a distance of 13.69 feet to a point, said point being a pk nail set; THENCE South 34 degrees 22 minutes 13 seconds East for a distance of 49.80 feet to a point, said point being a pk nail set; THENCE South 39 degrees 33 minutes 22 seconds East for a distance of 129.92 feet to a point, said point being a pk nail set; THENCE along a curve to the left having a radius of 44.52 feet and an arc length of 26.13 feet, being subtended by a chord of South 61 degrees 33 minutes 27 seconds East for a distance of 25.76 feet to a point, said point being a pk nail set; THENCE North 54 degrees 01 minutes 42 seconds East for a distance of 198.59 feet to a point, said point being a 1/2 inch rebar set; THENCE South 35 degrees 58 minutes 18 seconds East for a distance of 453.41 feet to a point, said point being a 1/2 inch rebar found; THENCE South 52 degrees 19 minutes 28 seconds West for a distance of 517.96 feet to a point, said point being a 1/2 inch rebar set; THENCE South 19 degrees 47 minutes 34 seconds East for a distance of 123.82 feet to a point, said point being a 1/2 inch rebar found; THENCE South 60 degrees 43 minutes 07 seconds West for a distance of 469.76 feet to a point, said point being a pk nail set; THENCE along a curve to the right having a radius of 80.00 feet and an arc length of
21.87 feet, being subtended by a chord of North 08 degrees 29 minutes 41 seconds West for a distance of 21.80 feet to a point, said point being a pk nail set; THENCE along a curve to the left having a radius of 100.00 feet and an arc length of 40.86 feet, being subtended by a chord of North 12 degrees 22 minutes 04 seconds West for a distance of 40.58 feet to a point, said point being a pk nail set; THENCE North 24 degrees 04 minutes 24 seconds West for a distance of
61.38 feet to a point, said point being a pk nail set; THENCE along a curve to the left having a radius of 50.00 and an arc length of 71.47 feet, being subtended by a chord of North 65 degrees 01 minutes 26 seconds West for a distance of 65.54 feet to a point, said point being a pk nail set; THENCE South 74 degrees 01 minutes 32 seconds West for a distance of 84.30 feet to a point, said point being a pk nail set; THENCE along a curve to the left having a radius of 74.50 feet and an arc length of 80.08 feet, being subtended by a chord of South 43 degrees 14 minutes 02 seconds West for a distance of 76.28 feet to a point, said point being a 1/2 rebar found along the southeast right-of-way of Lawrenceville-Suwanee Road (right-of-way varies); THENCE along said right-of-way North 15 degrees 52 minutes 24 seconds West for a distance of 351.72 feet to a point, said point being a pk nail set; THENCE along a curve to the left having a radius of 1100.80 feet and an arc length of
29.12 feet, being subtended by a chord of North 18 degrees 36 minutes 40 seconds West for a distance of 29.12 feet to a point, said point being a 1/2 inch rebar found; THENCE leaving said right-of-way North 72 degrees 08 minutes 49 seconds East for a distance of 207.49 feet to a point, said point being a 1/2 inch rebar found; THENCE North 17 degrees 51 minutes 11 seconds West for a distance of
250.73 feet to a point, said point being a 1/2 inch rebar found along the northeast right-of-way of Horizon Drive and also being THE TRUE POINT OF BEGINNING.

Together with and subject to covenants, easements and restrictions of record. Said property contains 15.001 acres more or less as shown on the as built survey for Horizon Village Shopping Center, prepared by Precision Planning Inc., dated 01/21/96.

Together with, the rights and easements contained in that certain Sign and Landscape Easement Agreement by and between Horizon Village Associates, Horizon Associates, L.P., Weeks Realty, L.P. and Weeks Development Partnership, dated November 8, 1994, recorded November 14, 1994, in Deed Book 10846, page 56, Gwinnett County. Georgia records.

Together with, an access easement over the property described in the Bank of Gwinnett Access Easement tract pursuant to that certain Easement Agreement between Horizon Village Associates and The Bank of Gwinnett County, dated November 8, 1994, recorded in Deed Book 10846, page 80, aforesaid records, as re-recorded in Deed Book 10915, page 0001, aforesaid records.

Together with, a slope easement over the property described in the Bank of Gwinnett slope Easement tract pursuant to that certain Easement Agreement between Horizon Village Associates and The Bank of Gwinnett County, dated November 8, 1994, recorded in Deed Book 10846, page 80, Gwinnett County, Georgia records, as re-recorded in Deed Book 10915, page 0001, aforesaid records.

Together with a slope easement over the property described as the Slope Easement tract pursuant to that certain Slope Easement Agreement between Horizon Village Associates and Horizon Joint Venture, dated November 8, 1994, recorded in Deed Book 10846, page 48, aforesaid records.

Together with a storm water drainage easement over the property described as the Gwinco Property pursuant to that certain Storm Water Drainage Easement between Horizon Village Associates and Gwinco-Gary Joint Venture, dated April 19, 1996, and recorded in Deed Book 12610, page 242, aforesaid records.

Together with the rights set forth in that certain Declaration of Restrictions by Horizon Village Associates, a Georgia general partnership, dated July 3, 1996, filed for record July 8, 1996, recorded in Deed Book 12912, page 31, aforesaid records.

Together with the rights and easements set forth in that certain Declaration of Cross Easements by Horizon Village Associates, a Georgia general partnership dated as of April 24, 1996, and filed for record April 25, 1996, recorded in Deed Book 12610, page 234, aforesaid records.

Together with the rights and easements set forth in that certain Cross Easement Agreement between Chick-Fil-A, Inc., a Georgia corporation and Horizon Village Associates, a Georgia general partnership dated as of September 7, 1995, and filed for record September 8, 1995, recorded in Deed Book 11707, page 200, as amended by First Amendment to Cross Easement Agreement dated as of February 9, 1999, and filed for record February 18, 1999, recorded in Deed Book 17801, page 1, aforesaid records.

Together with the rights set forth in that certain Declaration of Restrictions by Horizon Village Associates, a Georgia general partnership, dated September 7, 1995, filed for record September 8, 1995, recorded in Deed Book 11707, page 181, aforesaid records.